CONFORMED  COPY


                                VOTING AGREEMENT
                                       AND
                                IRREVOCABLE PROXY

     This VOTING AGREEMENT AND IRREVOCABLE PROXY (this "Agreement"), dated as of June 11, 2004, by and between UTStarcom, Inc., a Delaware corporation ("UTSI") and John J. Shalam ("Stockholder").


                              W I T N E S S E T H:

     WHEREAS, as a condition to and contemporaneously with this Agreement, Audiovox Communications Corp., a Delaware corporation ("ACC"), Quintex Mobile Communications Corporation, a Delaware corporation and a wholly owned subsidiary of ACC ("Quintex"), Audiovox Communications Canada Co., a Nova Scotia company ("ACCC"; and, together with ACC and Quintex, collectively, the "Seller"), UTSI, UTStarcom Canada Company, a Nova Scotia company and, with respect to certain sections only, Audiovox Corporation, a Delaware corporation (the "Company") are entering into an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of the date hereof, pursuant to which UTSI has, among other things, agreed to acquire certain of the assets, and assume certain of the liabilities, of the Seller, all on the terms and subject to the conditions more particularly set forth therein;

     WHEREAS, the Company beneficially owns 75% of the common stock of ACC, and Quintex and ACCC are wholly owned subsidiaries of ACC;

     WHEREAS, as of the date hereof, Stockholder directly owns the number of Voting Shares (as defined herein) of the Company as set forth on Attachment A hereto (the "Owned Shares");

     WHEREAS, pursuant to the Asset Purchase Agreement, the Company has agreed to hold a meeting of its stockholders for the purpose of, among other things, having such stockholders consider and vote on proposals to approve the Asset Purchase Agreement and the transactions contemplated thereby; and

     WHEREAS, as a condition to UTSI's agreement to enter into the Asset Purchase Agreement, Stockholder has agreed to vote all of the Owned Shares, together with any shares of Class A Common Stock, par value $0.01 per share, of the Company and Class B Common Stock, par value $0.01 per share, of the Company, acquired after the date of this Agreement, whether upon the exercise of options, conversion of convertible securities or otherwise, and any other voting securities of the Company (whether acquired heretofore or hereafter) that are directly owned by Stockholder (collectively, the "Voting Shares"), in favor of the approval of the Asset Purchase Agreement and the transactions contemplated thereby.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                  Exhibit 99.2
                                        1

ARTICLE I
AGREEMENT TO VOTE; IRREVOCABLE PROXY

     SECTION 1.01. Agreement to Vote. Stockholder hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, or any adjournment thereof, or by written consent, Stockholder shall be present (in person or by proxy) and vote (or cause to be voted) all of its Voting Shares in favor of the approval of the Asset Purchase Agreement and the transactions contemplated thereby.

     SECTION 1.02. Irrevocable Proxy. Solely with respect to the matters described in Section 1.01 hereof, for so long as this Agreement has not been terminated pursuant to its terms, Stockholder hereby irrevocably appoints UTSI as its proxy (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the Delaware General Corporation Law) to vote solely on the matters described in Section 1.01, and in accordance therewith. Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein.

                                   ARTICLE II
                                   TERMINATION

     SECTION 2.01. Termination of this Agreement. This Agreement shall (a) terminate automatically on the termination of the Asset Purchase Agreement in accordance with its terms and (b) be deemed satisfied in full and terminated at the Closing (as defined in the Asset Purchase Agreement), provided, however, that the provisions of Section 7.05 and Section 7.06 hereof shall survive in accordance with their terms.

     SECTION 2.02. Effect of Termination. Upon termination of this Agreement pursuant to Section 2.01 hereof, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination; provided further, that Section 7.05 and Section 7.06 hereof shall not be void and the parties shall continue to be liable in connection therewith.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

     Stockholder hereby represents and warrants to UTSI as follows:

     SECTION 3.01. Power; Due Authorization; Binding Agreement. Stockholder has full legal capacity, power and authority to execute and deliver this Agreement to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally

                                  Exhibit 99.2
                                        2
and to general principles of equity.

     SECTION 3.02. Ownership of Shares. On the date hereof, the Owned Shares set forth opposite Stockholder's name on Attachment A hereto are owned by
Stockholder   and  constitute  all  of  the  Owned  Shares   directly  owned  by
Stockholder, free and clear of any claims, liens, encumbrances, and security interests, including, for greater certainty, any right in favor of a third party to exercise voting rights with respect to such shares. As of the date hereof, Stockholder has, and as of the date of the stockholder meeting of the Company (or action by written consent) in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Stockholder will have (except as otherwise permitted by this Agreement), sole voting power and sole dispositive power with respect to all of the Owned Shares.

     SECTION 3.03. No Conflicts. The execution and delivery of this Agreement by Stockholder do not, and the performance of the terms of this Agreement by Stockholder will not, (a) require Stockholder to obtain the consent or approval of, or make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, (b) require the consent or approval of any other person pursuant to any material agreement, obligation or instrument binding on Stockholder or his properties and assets, (c) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Stockholder or pursuant to which any of his properties or assets are bound or (d) violate any other agreement to which Stockholder is a party including, without limitation, any voting agreement, stockholders agreement, irrevocable proxy or voting trust, except for any consent, approval, filing or notification which has been obtained as of the date hereof or the failure of which to obtain, make or give would not, or any conflict or violation which would not, prevent, delay or materially adversely affect the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF UTSI

     UTSI hereby represents and warrants to Stockholder as follows: UTSI is a corporation duly organized and validly existing under the laws of the State of Delaware. UTSI has full corporate power and authority to execute and deliver this Agreement to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by UTSI of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of UTSI, and no other proceedings on the part of UTSI are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by UTSI and constitutes a valid and binding agreement of UTSI, except that enforceability may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally and to general principles of equity.

                                  Exhibit 99.2
                                        3

                                    ARTICLE V
                        CERTAIN COVENANTS OF STOCKHOLDER

     Stockholder hereby covenants and agrees with UTSI as follows:

     SECTION 5.01. Restriction On Transfer, Proxies and Non-Interference. Except as contemplated herein, Stockholder hereby agrees, while this Agreement is in effect, not to (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, or limitation on the voting rights of, any of the Voting Shares,
(b) grant any proxies or powers of attorney, deposit any Voting Shares into a voting trust or enter into a voting agreement with respect to any Voting Shares,
(c) take any action that would cause any representation or warranty of Stockholder contained herein to become untrue or incorrect or have the effect of preventing or disabling Stockholder from performing his obligations under this Agreement or (d) commit or agree to take any of the actions prohibited by this sentence provided, that nothing this Agreement will limit or restrict Stockholder from acting in such Stockholder's capacity as an officer or director of the Company (it being understood that this Agreement shall apply to Stockholder solely in his capacity as a stockholder of the Company). Any transfer of Voting Shares not permitted hereby shall be null and void. Stockholder agrees that any such prohibited transfer may and should be enjoined. If any involuntary transfer of any of the Voting Shares shall occur (including, but not limited to, a sale by Stockholder's trustee in any bankruptcy, or a sale to a purchaser at any creditor's or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Voting Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect; provided, however, that the restriction in this paragraph shall not apply to any sale, transfer, pledge, encumbrance, assignment or other disposition if, after such action, the remaining Voting Shares constitute 50.5% of the voting power of all outstanding shares of the Company.

     SECTION 5.02. Additional Shares. Stockholder hereby agrees, while this Agreement is in effect, to promptly notify UTSI of the number of any new Voting Shares acquired by Stockholder, if any, after the date hereof. Any such shares shall be subject to the terms of this Agreement.

     SECTION 5.03. Further Assurances. From time to time, at the request of UTSI or Stockholder and without further consideration, Stockholder or UTSI, respectively, shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE VI
                               STOP TRANSFER ORDER

     In furtherance of this Agreement, and concurrently herewith, Stockholder shall authorize the Company or the Company's counsel to notify the Company's transfer agent that there is a stop transfer order with respect to the Voting Shares that constitute 50.5% of the voting power of all outstanding shares of the Company. At the request of UTSI, Stockholder shall cause to be provided to UTSI evidence of such stop transfer order.

                                  Exhibit 99.2
                                        4

                                   ARTICLE VII
                                  MISCELLANEOUS

     SECTION 7.01. Non-Survival. The representations and warranties made herein shall not survive the termination of this Agreement.

     SECTION 7.02. Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned by operation of law or otherwise and shall be binding upon and inure solely to the benefit of each party hereto.


     SECTION 7.03. Amendments This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of Stockholder and UTSI.


     SECTION 7.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by facsimile transmission or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:


          (a) If to Stockholder:


                           Audiovox Corporation
                           150 Marcus Blvd.
                           Hauppauge, NY 11788
                           Attention:  John J. Shalam

                           with a copy to:

                           Levy, Stopol & Camelo, LLP
                           190 EAB Plaza
                           East Tower-14th fl.
                           Uniondale, NY 11556
                           Attention:  Robert S. Levy



                                  Exhibit 99.2
                                        5

          (b) If to UTSI:

                           UTStarcom Inc.
                           1275 Harbor Bay Parkway
                           Alameda, CA  94502
                           Telecopy:  (510) 864-8802
                           Attention:  General Counsel

                           with a copy to:

                           Shearman & Sterling LLP
                           1080 Marsh Road
                           Menlo Park, CA  94025
                           Telecopy:  (650) 838-3699
                           Attention:  Carmen Chang, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     SECTION 7.05. Governing Law.


     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     (b) Each party hereto irrevocably submits to the jurisdiction of any Delaware state court or any federal court sitting in the State of Delaware in any action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

     (c) To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each party hereto hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

     (d) Each party hereto waives, to the fullest extent permitted by applicable laws, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement. Each party hereto certifies that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this Section.



                                  Exhibit 99.2
                                        6

     SECTION 7.06. Remedies. (a) Each of Stockholder and UTSI recognize and acknowledge that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain irreparable injury and damages, for which money damages would not provide an adequate remedy, and therefore each of Stockholder and UTSI agrees that in the event of any such breach by the other, Stockholder or UTSI, as the case may be, shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief.

     (b) In the event of (i) a breach of the covenants and agreements contained in this Agreement by Stockholder and (ii) a termination of the Asset Purchase Agreement by UTSI pursuant to Section 9.01(e) of the Asset Purchase Agreement, if UTSI elects to not enforce, or is unsuccessful in attempting to enforce, its rights in Section 7.06(a) above and elects to not attempt, or is unsuccessful in attempting, to consummate the transactions contemplated by the Asset Purchase Agreement, UTSI may elect to seek money damages for such breach by Stockholder. In such circumstances, UTSI and Stockholder hereby acknowledge and agree that the actual damages suffered by UTSI for such breach might be difficult and costly to determine and therefore agree that such damages would, at a minimum, be equal to 3.5% of the Purchase Price set forth in the Asset Purchase Agreement (the "Minimum Damages Amount"). Stockholder and UTSI further agree that the actual damages suffered by UTSI in such circumstances, as a consequence of such breach by Stockholder, may exceed the Minimum Damages Amount and such amount shall in no way limit the amount of additional damages that UTSI may seek or recover hereunder.

     SECTION 7.07. Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

     SECTION 7.08. Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 7.09. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.


                     [Remainder of page intentionally blank]

                                  Exhibit 99.2
                                        7

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



UTSTARCOM, INC.


By: /s/ Mike Sophie
    Name: Mike Sophie
    Title:   CFO & SVP

JOHN J. SHALAM


By: /s/ John J.  Shalam
    Name:   John J.  Shalam
    Title:
































                                  Exhibit 99.2
                                        8

                                  ATTACHMENT A


1,918,977 shares of Class A Common Stock

2,144,152 shares of Class B Common Stock



                                  Exhibit 99.2
                                        9